Consolidated Statements of Operations and Comprehensive Loss - USD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2016	Mar. 31, 2015
Operating expenses:
Research and development	$ 6,794	$ 2,500
General and administrative	4,129	3,108
Total operating expenses	10,923	5,608
Operating loss	(10,923)	(5,608)
Other income (expense), net:
Foreign exchange loss	(47)	(780)
Other income (expense), net	(1,290)	(41)
Total other income (expense), net	(1,337)	(821)
Loss before income taxes	(12,260)	(6,429)
Income tax benefit	55	55
Net loss	(12,205)	(6,374)
Net loss attributable to non-controlling interest	51
Net loss attributable to Strongbridge Biopharma	(12,154)	(6,374)
Comprehensive loss	(12,154)	(6,374)
Net loss attributable to ordinary shareholders:
Basic and diluted	$ (12,154)	$ (6,374)
Net loss per share attributable to ordinary shareholders:
Basic and diluted	$ (0.57)	$ (0.52)
Weighted-average shares used in computing net loss per share attributable to ordinary shareholders
Basic and diluted	21,205,382	12,292,931